Exhibit 99.1
FOR IMMEDIATE RELEASE
Advanced Disposal Announces Fourth Quarter and Full Year 2015 Year End Results
Company Builds on Momentum from Prior Quarters to Achieve Key Annual Financial Milestones
PONTE VEDRA, Fla. (March 3, 2016) – Advanced Disposal Services, Inc., (d/b/a Advanced Disposal) announced today revenue for the three months ended December 31, 2015 of $349.6 million versus $353.7 million in the same period of the prior year. Adjusted EBITDA for the fourth quarter was $101.5 million compared to $99.8 million in the fourth quarter of 2014 and loss from continuing operations before income taxes improved $30.1 million to $14.4 million. Advanced Disposal achieved pricing yields of 2.2% in the fourth quarter of 2015 and enhanced adjusted EBITDA margins by 80 basis points to 29.0%.

For the year ended December 31, 2015, revenue was $1,396.4 million versus $1,403.0 million for the year ended December 31, 2014. Adjusted EBITDA was $400.0 million versus $378.8 million in 2014 and loss from continuing operations before income taxes improved by $45.0 million to $53.0 million. Additionally, operating cash flows improved versus 2014 and adjusted free cash flow excluding realized loss on fuel derivatives was 11% higher year-over-year.

Advanced Disposal remained active in the acquisition market during 2015 by spending $50.0 million of cash to complete 12 acquisitions. Of that total, 5 acquisitions were completed during the fourth quarter for approximately $25.0 million. The company also divested or rationalized certain non-core operations, lowering year-over-year revenue and improving margins.

"Achieving our target of $400.0 million of adjusted EBITDA marks a key financial milestone in our company's history" said Richard Burke, CEO. "At the same time, we were able to expand adjusted EBITDA margins by 160 basis points. Our strategy of disciplined pricing, strengthening our competitive position in the vertically integrated markets we serve through accretive tuck-in acquisitions, controlling costs, and providing an excellent customer experience will continue. By taking these steps, we plan to build on the success we had in 2015."

Advanced Disposal will conduct a quarterly earnings conference call on March 4, 2016 at 10:00 a.m. EST. The call can be accessed by dialing (866) 478-7805 domestically or (832) 445-1679 internationally and asking for conference ID 12094267 or the Advanced Disposal Q4 2015 earnings call. This call will be recorded and available via replay approximately two hours after the completion of the earnings call for thirty days. You may access the recording by dialing (855) 859-2056 or through the link on the investor relations page of our website at www.AdvancedDisposal.com.

The calculation of free cash flow and adjusted free cash flow, as well as details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA, are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING
DATA
Advanced Disposal Services, Inc.
Statements of Operations (Unaudited)
(in millions)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Service revenues	$349.6	$353.7	$1,396.4	$1,403.0
Operating costs and expenses
Operating expenses	214.2	223.1	866.6	896.1
Selling, general and administrative	42.2	39.4	152.6	154.9
Depreciation and amortization	64.3	64.7	259.1	271.4
Acquisition and development costs	0.1	—	1.4	0.1
Loss on disposal of assets and asset impairments	3.8	6.2	21.6	6.5
Restructuring charges	—	1.0	—	4.6
Total operating costs and expenses	324.6	334.4	1,301.3	1,333.6
Operating income	25.0	19.3	95.1	69.4
Other expense
Interest expense	(34.0)	(35.7)	(138.0)	(141.5)
Other, net	(5.4)	(28.1)	(10.1)	(25.9)
Total other expense	(39.4)	(63.8)	(148.1)	(167.4)
Loss from continuing operations before income taxes	(14.4)	(44.5)	(53.0)	(98.0)
Income tax benefit	(5.6)	(68.6)	(19.4)	(80.6)
(Loss) income from continuing operations	(8.8)	24.1	(33.6)	(17.4)
Discontinued operations
Loss from discontinued operations before income tax	—	—	—	(0.7)
Income tax benefit	—	—	—	(1.0)
Discontinued operations, net	—	—	—	0.3
Net (loss) income	$(8.8)	$24.1	$(33.6)	$(17.1)

Advanced Disposal Services, Inc.
Consolidated Balance Sheets
(in millions, except share data)

	December 31,
	2015	2014
Assets
Current assets
Cash and cash equivalents	$0.6	$1.0
Accounts receivable, net of allowance for doubtful accounts of $4.4 and $5.0, respectively	177.5	188.0
Prepaid expenses and other current assets	33.4	34.2
Deferred income taxes	—	14.6
Total current assets	211.5	237.8
Restricted cash	—	0.2
Other assets, net	22.9	40.8
Property and equipment, net	1,649.9	1,663.9
Goodwill	1,173.5	1,166.9
Other intangible assets, net	364.5	379.9
Total assets	$3,422.3	$3,489.5
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	98.1	94.7
Accrued expenses	135.7	130.7
Deferred revenue	63.1	60.0
Current maturities of landfill retirement obligations	30.2	29.2
Current maturities of long-term debt	49.1	25.3
Total current liabilities	376.2	339.9
Other long-term liabilities	55.8	61.2
Long-term debt, less current maturities	2,198.0	2,217.7
Accrued landfill retirement obligations, less current maturities	163.5	171.9
Deferred income taxes	139.0	169.9
Total liabilities	2,932.5	2,960.6
Commitments and contingencies
Stockholders’ equity
Common stock: $.01 par value, 1,000 shares authorized, 1,000 shares issued and outstanding	—	—
Additional paid-in capital	1,101.0	1,105.0
Accumulated other comprehensive income	—	1.5
Accumulated deficit	(611.2)	(577.6)
Total stockholders’ equity	489.8	528.9
Total liabilities and stockholders’ equity	$3,422.3	$3,489.5

Advanced Disposal Services, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)

	Year Ended December 31,
	2015	2014
Cash flows from operating activities
Net loss	$(33.6)	$(17.1)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	259.1	271.7
Amortization of option/interest rate cap premium	1.5	2.1
Interest accretion loss contracts, other debt and long-term liabilities	2.7	2.2
Amortization of debt issuance costs	14.4	15.1
Accretion of original issue discount	5.1	4.9
Accretion on landfill retirement obligations	13.1	13.5
Provision for doubtful accounts	4.0	4.2
Loss on sale of property and equipment	4.7	0.8
Gain on redemption of security	(2.5)	—
Share based compensation	3.1	4.5
Change in fair value of derivative instruments	(11.1)	27.3
Amortization of other long-term assets	—	0.3
Deferred tax benefit	(21.6)	(84.5)
Earnings in equity investee	(1.3)	(0.1)
Asset impairment	6.4	5.3
Loss on disposition of business	10.5	—
Changes in operating assets and liabilities, net of businesses acquired
Decrease in accounts receivable	8.3	1.7
Decrease in prepaid expenses, parts and supplies, and other current assets	1.1	1.3
Decrease in other assets	3.9	2.9
(Decrease) increase in accounts payable	(2.8)	3.8
Increase (decrease) in accrued expenses	3.9	(6.6)
Decrease in unearned revenue	(0.5)	(1.7)
Decrease (increase) in other long-term liabilities	(3.5)	5.4
Capping, closure and post-closure expenditures	(20.4)	(13.8)
Net cash provided by operating activities	244.5	243.2
Cash flows from investing activities
Purchases of property and equipment and construction and development	(179.7)	(196.4)
Proceeds from sale of property and equipment	2.6	3.0
Proceeds from redemption of securities	15.0	—
Acquisition of businesses, net of cash acquired	(50.0)	(9.9)
Proceeds from disposition of businesses	14.7	2.1
Net cash used in investing activities	(197.4)	(201.2)
Cash flows from financing activities
Proceeds from borrowings debt instruments	114.0	95.0
Repayments on debt instruments	(153.4)	(141.3)
Deferred financing charges	(0.2)	(1.3)
Bank overdraft	1.2	1.4
Return of capital	(7.5)	(9.0)
Capital contributions from parent	0.4	—
Other financing activities	(2.0)	2.2
Net cash used in financing activities	(47.5)	(53.0)
Net decrease in cash and cash equivalents	(0.4)	(11.0)
Cash and cash equivalents, beginning of year	1.0	12.0
Cash and cash equivalents, end of year	$0.6	$1.0

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2015 appearing on our Form 10-K as filed with the Securities and Exchange Commission.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
Collection	$243.3	69.6%	$240.5	68.0%	$971.4	69.6%	$950.8	67.8%
Disposal	126.8	36.3%	124.1	35.1%	499.0	35.7%	492.8	35.1%
Sale of recyclables	6.0	1.7%	7.6	2.1%	24.8	1.8%	33.5	2.4%
Fuel fees and environmental fees	21.4	6.1%	23.7	6.7%	85.8	6.1%	92.8	6.6%
Other	19.5	5.6%	23.9	6.8%	82.2	5.9%	95.5	6.8%
Intercompany eliminations	(67.4)	(19.3)%	(66.1)	(18.7)%	(266.8)	(19.1)%	(262.4)	(18.7)%
Total	$349.6	100.0%	$353.7	100.0%	$1,396.4	100.0%	$1,403.0	100.0%

The following table reflects changes in revenue, as compared to the prior year:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Average yield	2.2%	1.2%	2.2%	1.1%
Recycling	(0.2)%	(0.6)%	(0.5)%	(0.4)%
Fuel fee revenue	(1.6)%	0.4%	(1.3)%	0.4%
Total yield	0.4%	1.0%	0.4%	1.1%
Organic volume	(1.2)%	4.3%	(0.8)%	4.0%
Acquisitions	1.3%	0.7%	1.2%	1.3%
Divestitures	(1.7)%	—%	(1.3)%	—%
Total revenue change	(1.2)%	6.0%	(0.5)%	6.4%

OPERATING EXPENSES

The following table summarizes our operating expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
Operating	$211.1	60.4%	$219.0	61.9%	$853.5	61.1%	$882.6	62.9%
Accretion of landfill retirement obligations	3.1	0.9%	4.1	1.2%	13.1	0.9%	13.5	1.0%
Operating Expense	$214.2	61.3%	$223.1	63.1%	$866.6	62.0%	$896.1	63.9%

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations, for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
Labor and related benefits	$72.7	20.8%	$71.6	20.2%	$286.7	20.5%	$281.3	20.0%
Transfer and disposal costs	49.0	14.0%	51.4	14.5%	195.2	14.0%	207.8	14.8%
Maintenance and repairs	31.0	8.9%	29.2	8.3%	123.7	8.9%	114.9	8.2%
Fuel	13.7	3.9%	22.0	6.2%	66.6	4.8%	101.3	7.2%
Franchise fees and taxes	16.9	4.8%	16.9	4.8%	67.1	4.8%	64.8	4.6%
Risk management	5.7	1.6%	7.3	2.1%	25.9	1.9%	28.4	2.0%
Other	22.1	6.3%	20.6	5.8%	88.3	6.3%	84.1	6.0%
Operating expenses, excluding accretion expense	$211.1	60.4%	$219.0	61.9%	$853.5	61.1%	$882.6	62.9%

SELLING, GENERAL AND ADMINISTRATIVE

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
Salaries	$24.6	7.0%	$21.0	5.9%	$92.7	6.6%	$90.1	6.4%
Legal and professional	5.9	1.7%	3.0	0.8%	15.1	1.1%	10.7	0.8%
Rebranding and integration costs	—	—%	3.2	0.9%	—	—%	7.1	0.5%
Other	11.7	3.3%	12.2	3.4%	44.8	3.2%	47.0	3.3%
Total selling, general and administrative expenses	$42.2	12.1%	$39.4	11.1%	$152.6	10.9%	$154.9	11.0%

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

Adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provide an understanding of operational activities before the financial impact of certain items. We use these measurements in the management of our business, and believe investors will find them helpful in understanding operational activities before the financial impact of certain items. Our definitions of adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

In 2014 we implemented hedges on the price of diesel fuel for 2015 and 2016. These hedges resulted in realized losses in 2015 as oil prices declined and we are likely to realize additional losses when the remaining contracts expire in 2016. We believe that excluding losses from fuel derivative contracts from our adjusted EBITDA is useful additional information in evaluating ongoing financial performance of the business and is consistent with how management evaluates performance.
The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for certain other costs (in millions):

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net (loss) income	$(8.8)	$24.1	$(33.6)	$(17.1)
Less income from discontinued operations, net	—	—	—	0.3
Loss (income) from continuing operations	(8.8)	24.1	(33.6)	(17.4)
Additions/deductions
Income tax benefit	(5.6)	(68.6)	(19.4)	(80.6)
Interest expense	34.0	35.7	138.0	141.5
Depreciation and amortization	64.3	64.7	259.1	271.4
Accretion on landfill retirement obligations	3.1	4.1	13.1	13.5
Accretion on loss contracts and other long-term liabilities	0.2	0.2	0.8	0.9
EBITDA from continuing operations	87.2	60.2	358.0	329.3
EBITDA adjustments:
Acquisition and development costs	0.1	—	1.4	0.1
Stock option vesting	1.5	0.3	3.1	2.1
Earnings (losses) in equity investee, net	0.8	(0.2)	0.3	(0.1)
Restructuring charges	—	1.0	—	4.6
Loss on sale of assets and businesses disposed and asset impairments	3.8	6.2	21.6	6.5
Unrealized (gain) loss on fuel hedges	(2.4)	27.3	(11.1)	27.3
Gain on redemption of security	—	—	(2.5)	—
Rebranding and integration costs	—	3.2	—	7.1
Write-off of share issuance and other capital market costs	2.3	—	2.8	—
Realized loss on fuel derivatives	8.2	1.8	26.4	1.9
Adjusted EBITDA from continuing operations	$101.5	$99.8	$400.0	$378.8

Revenue from continuing operations	$349.6	$353.7	$1,396.4	$1,403.0
Adjusted EBITDA margin from continuing operations	29.0%	28.2%	28.6%	27.0%

ADJUSTED FREE CASH FLOW

The following table calculates free cash flow and adjusted free cash flow (in millions):

	Year Ended December 31,
	2015	2014
Net cash provided by operating activities	$244.5	$243.2
Purchases of property & equipment (a)	(177.3)	(166.0)
Proceeds from the sale of property & equipment	2.6	3.0
Free cash flow	69.8	80.2
Restructuring and rebranding and integration payments	3.2	9.9
Write-off of share issuance and other capital market costs	2.7	—
Adjusted free cash flow	$75.7	$90.1
Realized loss on fuel derivatives	26.4	1.9
Adjusted free cash flow excluding realized loss on fuel derivatives	$102.1	$92.0

(a) Excludes the impact of land purchased for future landfill airspace of $2.4 million and $8.8 million for 2015 and 2014, respectively, and capital related to the start of a major municipal contract of $21.6 million in 2014.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts in this document, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities & Exchange Act of 1934, as amended. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and factors include those set forth under the heading "Risk Factors" in our most recent Annual Report on Form 10-K and subsequent Form 10-Q filed with the Securities and Exchange Commission.

Examples of these risks, uncertainties and other factors include, but are not limited to:

•	risks relating to our history of losses;

•	risks relating to operating in a highly competitive industry and the inability to compete effectively with larger and better capitalized companies and governmental service providers;

•	risks relating to results being vulnerable to economic conditions;

•	risks that we may lose contracts through competitive bidding, early termination or governmental action;

•	risks that some of our customers, including governmental entities, have suffered financial difficulties affecting their credit risk, which could negatively impact our operating results;

•	risks that our financial and operating performance may be affected by the inability in some instances to renew landfill operating permits, obtain new landfills or expand existing ones;

•	risks that the cost of operation and/or future construction of our existing landfills may become economically unfeasible causing us to abandon or cease operations;

•	risks that we could be precluded from entering into or maintaining permits or certain contracts if we are unable to obtain sufficient third-party financial assurance or adequate insurance coverage;

•	risks that our accruals for our landfill site closure and post-closure costs may be inadequate;

•	risks that our business requires a high level of capital expenditures;

•	risks relating to our acquisitions, including our ability to integrate acquired businesses, or that the acquired businesses will have unexpected risks or liabilities;

•	risks relating to the seasonal nature of our business and "event-driven" waste projects that could cause our results to fluctuate;

•
risks that we may be subject in the normal course of business to judicial, administrative or other third-party proceedings that could interrupt or limit our operations, result in adverse judgments, settlements or fines and create negative publicity;

•	risks relating to fuel supply and prices that may fluctuate significantly and that we may not be able to pass on cost increases to our customers or effectively hedge such costs;

•	risks relating to fluctuations in the prices of commodities;

•	risks that increases in labor and disposal and related transportation costs could adversely impact our financial results;

•	risks that commodity derivatives could adversely affect our results;

•	risks that efforts by labor unions to organize our workforce could divert management attention and adversely affect operating results;

•
risks that we depend significantly on the services of the members of our senior, regional and local management teams, and that the departure of any of those persons could cause our operating results to suffer;

•	risks that we are increasingly dependent on technology in our operations and, if our technology fails our business could be adversely affected;

•	risks relating to operational and safety risks, including the risk of personal injury to employees and others;

•
risks that we are subject to substantial governmental regulation and failure to comply with these requirements, as well as enforcement actions and litigation arising from an actual or perceived breach of such requirements, could subject us to fines, penalties and judgments, and impose limits on our ability to operate and expand;

•	risks from our operations being subject to environmental, health and safety laws and regulations, as well as contractual obligations that may result in significant liabilities;

•	risks that future changes in laws or renewed enforcement of laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results;

•
risks relating to fundamental change in the waste management industry as traditional waste streams are increasingly viewed as renewable resources and changes in laws and environmental policies may limit the items that enter the waste stream, any of which may adversely impact volumes and tipping fees at our landfills;

•	risks that alternatives to landfill disposal may cause our revenues and operating results to decline;

•	risks relating to our substantial indebtedness;

•	risks relating to our ability to implement growth strategy as and when planned; and

•	the other risks described in "Item 1A. Risk Factors" in Forms 10-Q and 10-K.

The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal
Advanced Disposal brings fresh ideas and solutions to the business of a clean environment. We provide integrated, nonhazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 17 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:
Matthew Nelson
Advanced Disposal
(904) 737-7900, Matthew.Nelson@AdvancedDisposal.com